Supplement Dated August 16, 2010
To The Prospectus Dated May 1, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

On May 24-25, 2010, Jackson National Asset Management, LLC recommended and the Board of Trustees of the JNL Series Trust (“Board”) approved the following changes that will be effective October 11, 2010.

Contract owners will be sent an Information Statement containing additional information on the change of sub-adviser for the JNL/Credit Suisse Commodity Securities Fund.

A change of sub-adviser was approved for JNL/Credit Suisse Commodity Securities Fund (“Fund”).  The Fund will be sub-advised by BlackRock Investment Management, LLC.  The name of the Fund will change to JNL/BlackRock Commodity Securities Fund.

Contract owners will be sent an Information Statement containing additional information on the change of sub-adviser for the JNL/Credit Suisse Long/Short Fund.

A change of sub-adviser was approved for JNL/Credit Suisse Long/Short Fund (“Fund”).  The Fund will be sub-advised by Goldman Sachs Asset Management, L.P.  The name of the Fund will change to JNL/Goldman Sachs U.S. Equity Flex Fund.

This Supplement is dated August 16, 2010.

(To be used with JMV2731 05/10, VC4224 05/10, VC5869 05/10, VC5890 05/10, VC5995 05/10, VC3723 05/10, VC3656 05/10, VC5526 05/10, VC3657 05/10, FVC4224FT 05/10, VC5825 05/10, VC5884 05/10, VC5885 05/10, NV4224 05/10, NV3174CE 05/10, NV5526 05/10, NMV2731 06/10, NV3784 05/10, NV5869 05/10, NV5890 05/10, HR105 05/10 and VC2440 05/10.)

CMX5948 08/10